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                                  EXHIBIT 10.3

                      HOME EQUITY LOAN ORIGINATION SERVICES
                          AND LOAN SERVICING AGREEMENT


                             THIS AGREEMENT (the "Agreement") is made and
entered into this 31st day of May 1996, by and between CAPITAL ALLIANCE INCOME TRUST, a Delaware corporation ("Corporation"), and CAPITAL ALLIANCE ADVISORS, INC., a California corporation (herein referred to as "CAAI").

                                 R E C I T A L S

                             A. The Corporation is in the business of
originating and investing in Home Equity Loans, and intends ultimately to qualify as a real estate investment trust as defined in the Internal Revenue Code of 1986, as the same may be amended or modified from time to time (which, together with any regulations and rulings thereunder is hereafter called the "Internal Revenue Code"), and to invest its funds in the investments permitted in the Corporation's By-laws ("By-laws").

                             B. The Corporation desires to avail itself of
CAAI's experience, systems, advice, and assistance and to have CAAI, as its exclusive agent, undertake the duties and responsibilities hereinafter set forth relating to (1) the origination, negotiation, preparation and underwriting of Home Equity Loan applications and to the commitment or placement of such Home Equity Loans, and (2) to the servicing of Home Equity Loans on behalf of the Corporation.

                             C. CAAI is willing to undertake to render such Home
Equity Loan origination, underwriting and servicing, subject to the supervision of the Corporation's board of directors ("Board"), on the terms and conditions hereinafter set forth.

                             NOW, THEREFORE, in consideration of the premises
and of the mutual covenants herein contained, IT IS AGREED as follows:

                             1. Origination Duties of CAAI. CAAI undertakes to
use its best efforts to present to the Corporation, Home Equity Loan and other investment opportunities of a character consistent with the Investment Policies as set forth in the Corporation's By-laws and with the investment program of the Corporation as the Corporation may adopt from time to time. CAAI may also cooperate with other duly licensed loan brokers in the origination of Home Equity Loans. In performance of this undertaking and consistent with the provisions of the By-laws of the Corporation, CAAI shall:

                                (a) on behalf of the Corporation, investigate,
               select, negotiate and conduct relations with borrowers, mortgagors, brokers, builders and others regarding the making of Home Equity Loans by the Corporation;

                                (b) solicit from individuals and from other
               qualified submitting brokers, qualifying loan applications which it shall review, process, and underwrite and, in accordance with the Corporation's lending criteria for the making or acquisition of Home Equity Loans. The commitment and funding of Home Equity Loans by CAAI shall be subject to the approval of the Investment Committee of the Advisor to the Corporation;

                                (c) consult with the Investment Committee for
               advice and recommendations with respect to the making, acquiring (by purchase, investment or otherwise), holding and disposition (through sale or otherwise) of Home Equity Loans and other investments consistent with the policies of the Corporation;

                                (d) obtain or provide to the Corporation such
               services as may be required in underwriting and acquiring Home Equity Loan investments for the Corporation;


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                                (e) from time to time or at any time requested
               by the Board, make reports to the Board of its performance of the foregoing services;

                                (f) obtain Appraisal reports, where appropriate,
               on Home Equity Loan investments or contemplated investments of the Corporation; and

                                (g) do all things necessary to assure its
               ability to render the services contemplated herein.

                             2. Servicing Duties of CAAI. CAAI undertakes to use
its best efforts to service the Corporation's portfolio of Home Equity Loans. In performance of this undertaking and consistent with the provisions of the By-laws, CAAI shall:

                                (a) on behalf of the Corporation, collect
               payments of principal and interest and other fees on the Corporation's Home Equity Loans, remit such collections to the Corporation and conduct relations with borrowers, with respect to Home Equity Loans by the Corporation;

                                (b) contact and pursue appropriate collection
               efforts with delinquent borrowers and supervise and coordinate with counsel for the Corporation with respect to foreclosures and bankruptcies in the event any loan default is not cured or remedied;

                                (c) consult with the Corporation and furnish the
               Corporation with advice and recommendations with respect to the holding and disposition (through sale or otherwise) of Home Equity Loans and other investments consistent with the policies and provisions of the Corporation;

                                (d) obtain for and on behalf of the Corporation
               and at the Corporation's expense such legal and foreclosure services as may be required with respect to the Home Equity Loan investments of the Corporation;

                                (e) from time to time or at any time requested
               by the Corporation, make reports to the Corporation of its performance of the foregoing services and the status of the Corporation's Home Equity Loan portfolio;

                                (f) supervise and insure that borrowers obtain
               appropriate property and casualty insurance for the benefit of the Corporation on Home Equity Loan investments of the Corporation; and

                                (g) inspect, list for sale with independent or
               affiliated brokers, maintain appropriate property and casualty insurance, and arrange for required property management services with respect to real estate investments acquired as the result of foreclosures of the Corporation's Home Equity Loans;

                                (h) do all things necessary to assure its
               ability to render the services contemplated herein.

                             2. Exclusive Agency; No Partnership or Joint
Venture. The Corporation hereby appoints CAAI as its exclusive agent for the origination, negotiation, preparation, underwriting, placement and commitment of Home Equity Loans and for the servicing of its portfolio of Home Equity Loans, subject to the terms and conditions set forth herein. The Corporation and CAAI are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them; provided, however, that with respect to specific investments of the Corporation, nothing herein shall preclude CAAI or its Affiliates from participating therein through co-investment or participation arrangements or a joint venture, provided such co-investment, participation or joint venture is approved by the Directors of the Corporation.


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                             3. Records. At all times, CAAI shall keep proper
books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Corporation at any time during ordinary business hours.

                             4. Information Furnished CAAI. The Corporation
shall at all times keep CAAI fully informed with regard to the investment policy and lending criteria of the Corporation.

                             5. Definitions. All capitalized terms used herein
shall have the same meaning as that set forth in the Corporation's Certificate of Incorporation and By-laws.

                             6. Compensation for Home Equity Loan Originating
and Servicing Services. As compensation for services rendered in connection with the origination and/or purchasing and servicing of Home Equity Loans, hereunder, CAAI shall be compensated monthly in an amount equal to one-twelfth (1/12) of two percent (2%) annually of the Gross Mortgage Assets of the Corporation computed at the end of each month. "Gross Mortgage Assets" shall mean for any month the book value of the Mortgages and real property of the Corporation computed at the end of the month. Such compensation shall be paid monthly. All compensation for origination services paid by borrowers from the Corporation in the form of "points" on Home Equity Loans originated hereunder, and as compensation for services by CAAI rendered in connection with the investigation, selection, origination and commitment (by purchase or investment) of a Home Equity Loan, shall be paid to the Corporation out of escrow for each Trust Deed Loan at the time it is funded. Mortgage brokerage commissions or "points" with respect to the origination or purchase of Home Equity Loans of the Corporation payable to other real estate or loan brokers who cooperate with, or submit loan applications to the Corporation in such transaction shall be borne by the borrower or the Corporation; CAAI shall be entitled to retain all miscellaneous fees paid by borrowers for appraisal, documentation, processing, escrow, inspection and other similar services in connection with the underwriting, processing and funding of a Home Equity Loan. CAAI shall additionally be entitled to receive ancillary fees related to the performance of servicing functions, including late charges, returned check fees, assumption fees and other incidental fees permitted by the mortgage loan documents. The Corporation shall receive all prepayment charges and penalties.

                             7. Other Services. If and to the extent that the
Corporation shall request CAAI, or any director, officer, partner or employee of CAAI or any Affiliate of CAAI to render services for the Corporation other than those required to be rendered by CAAI hereunder or under other existing agreements, such additional services, if performed, will be compensated separately on terms to be agreed upon between such party and the Corporation from time to time.

                             8. Advances. The Corporation may make advances to
CAAI and/or its Affiliates of compensation payable under Paragraph 6, provided that CAAI will promptly, upon demand by the Corporation, refund to the Corporation the amount of such advances to the extent, if any, that such compensation is not ultimately earned. The amounts of such advances will be adjusted to reflect prepayment of the fees.

                             9. Expenses of CAAI and the Corporation. Without
regard to the amount of compensation received hereunder by CAAI, CAAI shall bear or, where appropriate, cause to be paid by borrowers under Home Equity Loans originated hereunder, the following expenses:

                                (a) employment expenses of the officers and
               directors and personnel of CAAI and the expenses, incidental to the origination and servicing of Home Equity Loans hereunder; provided, however, that travel expenses to inspect properties in connection with such Home Equity Loan shall be paid by the Corporation; provided, further, that the Corporation shall bear all real estate brokerage, property management, legal, insurance, and other similar expenses relating to the foreclosure or collection of the Corporation's Home Equity Loans, to bankruptcies of borrowers, and to the holding, management and sale of real estate acquired in the foreclosure of Home Equity Loans.

                                (b) rent, telephone, utilities, office furniture
               and furnishings and other office expenses incurred by or allocable to CAAI for its own benefit and account and not that of the Corporation;


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                                (c) processing, documentation, appraisal,
               inspection, escrow and other expenses (other than postage which shall be paid by the Corporation) with respect to the origination and servicing of Home Equity Loans for the Corporation; and

                                (d) advertising and promotional expenses
               incurred in seeking and originating Home Equity Loans for the Corporation;

                                (e) miscellaneous administrative and other
               expenses of CAAI not relating to the performance by CAAI of its functions hereunder.

                             10. Other Activities of the CAAI. Nothing herein
contained shall prevent CAAI or any of its officers, directors or employees or any of its Affiliates from engaging in other business activities related to Home Equity Loans or investments or from undertaking investments permitted to them by the Corporation's By-laws or from acting as loan originator or loan servicer to any other person or entity even though such person or entity has investment policies similar to the Corporation (including another real estate investment trust). CAAI and its officers, directors or employees and any of its Affiliates shall be free from any obligation to present to the Corporation any particular investment opportunity which comes to CAAI or such persons, regardless of whether such opportunity is within the Corporation's investment policies; provided, however, that CAAI must inform the Corporation of any investment opportunities that are within the Corporation's investment policies, but which CAAI intends to offer first to another public or private entity sponsored by Affiliates of CAAI.


                             11. Term; Termination of Agreement. This Agreement
shall commence on the Closing Date and shall continue in force until December 31, 2000, and thereafter shall be renewed for successive terms of four (4) years unless a notice of non-renewal shall be given in writing by the Corporation to CAAI not less than 6 months before the expiration of this Agreement or of any extension thereof. "Closing Date" means the date the Corporation's initial public offering of common stock becomes effective with the Securities Exchange Commission. The commencement of the term of this Agreement shall automatically terminate any prior agreement of the parties relating to the origination and servicing of Home Equity Loans of the Corporation.

                             12. Amendments. This Agreement shall not be
changed, modified, terminated or discharged in whole or in part except by an instrument in writing signed by both parties hereto, or their respective successors or assigns, or otherwise as provided herein.

                             13. Affiliate. The term "Affiliate" as used herein
shall mean as to any corporation, partnership or trust (i) any person or entity which holds beneficially, directly or indirectly, 10% or more of the outstanding capital stock, shares or equity interests of such corporation, partnership or trust, or of any person or entity which controls, is controlled by or is under common control with such corporation, partnership or trust, or (ii) any person or entity which is an officer, retired officer, director, employee or general partner of such corporation, partnership or trust, or of any person or entity controlling, controlled by or under common control with such corporation, partnership or trust.

                             14. Assignment. The Corporation may terminate this
Agreement in the event of its assignment by CAAI unless such assignment is to a corporation or other person which controls, is controlled by, or is under common control with CAAI, or to a corporation, association, trust or other successor organization which may take over the property and carry on the affairs of CAAI. Such an assignment or any other assignment of this Agreement by CAAI shall bind the assignee hereunder in the same manner as CAAI is bound hereunder. This Agreement shall not be assignable by the Corporation without the consent of CAAI, except in the case of assignment by the Corporation to a corporation, association, trust or other organization which is a successor to the Corporation. Such successor shall be bound hereunder and by the terms of said assignment in the same manner as the Corporation is bound hereunder.

                             15. Default, Bankruptcy, Etc. At the option solely
of the Corporation, this Agreement shall be and become terminated immediately upon written notice of termination from the Corporation to CAAI if any of the following events shall occur:


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                                (a) If CAAI shall violate any provision of this
               Agreement, and after notice of such violation shall not cure such default within thirty (30) days or if such default cannot be cured in 30 days, if CAAI does not commence and diligently pursue the curing of such default; or

                                (b) If CAAI shall be adjudged bankrupt or
               insolvent by a court of competent jurisdiction, or an order shall be made by a court of competent jurisdiction for the appointment of a receiver, liquidator or trustee of CAAI or of all or substantially all of its property by reason of the foregoing, or for approval of any petition filed against CAAI for its reorganization, and such adjudication or order shall remain in force or unstayed for a period of thirty (30) days; or

                                (c) If CAAI shall institute proceedings for
               voluntary bankruptcy or shall file a petition seeking reorganization under the federal bankruptcy laws, or for relief under any law for the relief of debtors, or shall consent to the appointment of a receiver of itself or of all or substantially all its property, or shall make a general assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts generally, as they become due.

                             CAAI agrees that if any of the events specified in
subsections (b) and (c) of this Paragraph 14 shall occur, it will give written notice thereof to the Corporation within seven (7) days after the occurrence of such event.

                             16. Action Upon Termination. From and after the
effective date of termination of this Agreement, pursuant to Paragraphs 11, 14 or 15 hereof, CAAI shall not be entitled to compensation for further services hereunder but shall be paid all compensation accruing to the date of termination, including compensation which may have been earned under Paragraph 6 hereof. CAAI shall forthwith upon such termination:

                                (a) pay over to the Corporation all moneys
               collected and held for the account of the Corporation pursuant to this Agreement, after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled;

                                (b) deliver to the Corporation a full
               accounting, including a statement showing all payments collected by it and a statement of all moneys held by it, covering the period following the date of the last accounting furnished to the Corporation; and

                                (c) deliver to the Corporation all property and
               documents of the Corporation then in the custody of CAAI.

                             17. Miscellaneous. CAAI assumes no responsibility
under this Agreement other than to render the services called for hereunder in good faith, and shall not be responsible for any action of the Corporation in following or declining to follow any advice or recommendations of CAAI. Neither CAAI nor its shareholders, directors, officers or employees shall be liable to the Corporation, the holders of securities of the Corporation, or to any successor or assign of the Corporation except by reason of acts constituting bad faith, willful misfeasance, gross negligence or reckless disregard of their duties.

                             18. Notices. Any notice, report or other
communication required or permitted to be given hereunder shall be in writing unless some other method of giving such notice, report or other communication is accepted by the party to whom it is given, and shall be given by being delivered at the following addresses of the parties hereto:


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             To the Corporation:

                          Capital Alliance Income Trust
                          50 California Street, Suite 2020
                          San Francisco, CA  94111

             To CAAI:

                          Capital Alliance Advisors, Inc.
                          50 California Street, Suite 2020
                          San Francisco, CA  94111

               Either party may at any time give notice in writing to the other party of a change of its address for the purpose of this Paragraph 18.

                             19. Arbitration. The parties hereto agree that any
controversy or claim arising out of or relating to this Agreement shall be submitted to binding arbitration, in accordance with the rules, then obtaining, of the American Arbitration Association, with venue in the City and County of San Francisco, California and judgment on the award rendered may be entered in any court having jurisdiction.

                             20. Headings. The paragraph headings hereof have
been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

                             21. Governing Law. The provisions of this Agreement
shall be construed and interpreted in accordance with the laws of the State of California as at the time in effect.

                             IN WITNESS WHEREOF, the parties, by an authorized
officer, in each case thereunto duly authorized, have signed these presents all as of the day and year first above written.

                                   CORPORATION:

                                   CAPITAL ALLIANCE INCOME TRUST,
                                   a Delaware corporation



                                   By:
                                        --------------------------------------
                                        Thomas B. Swartz, Chairman


                                   CAPITAL ALLIANCE ADVISORS, INC.,
                                   a California corporation



                                   By:
                                        --------------------------------------
                                        Dennis R. Konczal, President


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